                                                                  EXHIBIT 10.7.2

                               JO-ANN STORES, INC.

                  LIST OF EXECUTIVE OFFICERS WHO ARE PARTIES TO
                   AN EMPLOYMENT AGREEMENT WITH THE REGISTRANT

        -        Alan Rosskamm
        -        David Bolen
        -        Brian Carney
        -        Rosalind Thompson
        -        Mike Edwards
        -        Valerie Gentile Sachs